           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         FORM 8-K / AMENDMENT

                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):   July 29, 2002
                                                    -----------------

                       PROSPERITY PARTNERS, INC.
                       -------------------------
        (Exact name of registrant as specified in its charter)

                               Delaware
                               --------
            (State or other jurisdiction of incorporation)

              0-32577                          23-3078137
              -------                          ----------
       (Commission File Number)     (IRS Employer Identification No.)

                         1422 Chestnut Street
                              Suite #410
                    Philadelphia, Pennsylvania 19102
        ------------------------------------------------------------
        (Address of principal executive offices)         (Zip Code)

                             215-893-3662
                             ------------
         Registrant's telephone number, including area code:

            13155 Noel Road, Suite # 800, Dallas, TX 75240
                             972-934-5581
            ----------------------------------------------
             (Former name, address and telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On June 7, 2002, Dotcom Internet Ventures Ltd. the majority
shareholder of Prosperity Partners, Inc. (the "Registrant") entered into a Stock Purchase Agreement (the "Agreement") with Apex
Restaurant Partners, Inc., which would have resulted in a
restructuring of the Registrant's management, board, and ownership, however Apex Restaurant Partners, Inc., failed to meet its
obligations as outlined in the Agreement and therefore no change of ownership has or will take place pursuant to the Agreement.

In accordance therewith, Mr. William Tay will remain as the sole officer and director of the Registrant.

The Registrant directs that all shareholders disregard in its entirety, the disclosures made in the Form 8-K filed with the U.S.
Securities and Exchange Commission on June 14, 2002.

The following table sets forth, as of July 29, 2002, certain information with respect to the Registrant's equity securities owned of record or beneficially by (i) each officer and director of the
Registrant; (ii) each person who owns beneficially more than 5% of each class of the Registrant's outstanding equity securities; and
(iii) all directors and executive officers as a group.

                                                    Amount and
                                                    Nature of
                  Name and Address of               Beneficial    Percent of
Title of Class    Beneficial Owner (1)              Ownership     Class (2)
--------------    -----------------------------     ---------     ----------
Common Stock      William Tay (3)                   5,000,000        100%
                  2000 Hamilton Street, #520
                  Philadelphia, PA 19130-3883

Common Stock      Dotcom Internet Ventures Ltd.     5,000,000        100%
                  1422 Chestnut Street, #410
                  Philadelphia, PA 19102

Common Stock      All Officers and Directors        5,000,000        100%
                  as a Group (1 person)

--------------------
(1) Beneficial ownership has been determined in accordance with Rule
    13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.
(2) Based upon 5,000,000 shares issued and outstanding.
(3) William Tay is the controlling stockholder of Dotcom Internet
    Ventures Ltd. and may be deemed the beneficial owner of the shares of the Registrant's Common Stock owned by it.

ITEM 5. OTHER EVENTS

As a result of the events described under Item 1 above, the
Registrant's offices will remain at 1422 Chestnut Street, Suite 410,
Philadelphia, Pennsylvania 19102. Its telephone/fax number at this location is (215) 893-3662.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Prosperity Partners, Inc.
                                   (Registrant)

                                   /s/ William Tay
                                   ---------------------------------
                                   By: William Tay
                                   Its: President, Chief Executive
                                   Officer, Secretary, Treasurer and
                                   Director

Date: July 29, 2002